UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2008

AboveNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

360 Hamilton Avenue White Plains, New York (Address of principal executive offices)		10601 (Zip Code)

Registrant’s telephone number, including area code   (914) 421-6700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2008, AboveNet, Inc. (the “Company”) entered into several modifications of its agreements with its Senior Vice President and Chief Financial Officer, Michael Doris (the “Executive”), as described in this Current Report on Form 8-K (this “Current Report”).  Thereafter, the Executive’s employment with the Company was terminated without cause.

The Company and the Executive entered into a second amendment (the “Employment Agreement Amendment No. 2”) to the  Executive’s Employment Agreement dated as of August 31, 2003 (the “Employment Agreement”), as amended by an Amendment No. 1 to Employment Agreement dated as of December 30, 2005 (the “Employment Agreement Amendment No. 1”),  to provide that the Executive shall be paid (i) a bonus with respect to calendar year 2007 in the amount of $150,000, (ii) a bonus with respect to calendar year 2008 in the amount of $150,000, which, if Executive’s employment is terminated without cause during such calendar year, will be prorated based on his period of employment, (iii) a bonus of $50,000 within 10 days after the Company completes and files with the Securities and Exchange Commission (the “SEC”) a Form 10-K with respect to the Company’s fiscal year ended December 31, 2006 (the “2006 Filing Bonus”) and (iv) a bonus of $50,000 within 10 days after the Company completes and files with the SEC either a Form 10-K or a Form 8-K with respect to the Company’s fiscal year ended December 31, 2007 (the “2007 Filing Bonus”), and in the event that the 2006 Filing Bonus has not been paid as of the time that the 2007 Filing Bonus is paid, then the 2006 Filing Bonus shall be paid at such time as well.  The parties further agreed that if the Executive is terminated without cause, provided that the Executive executes and delivers a Separation of Employment and General Release Agreement annexed as Exhibit A to the Employment Agreement Amendment No. 2, then (i) the Executive’s health and welfare benefits would be extended for an additional six (6) months, for a total of up to eighteen (18) months and (ii) the Company would engage the Executive as a consultant for a nine (9) month period pursuant to a consulting agreement (the “Consulting Agreement”) annexed as Exhibit B to the Employment Agreement Amendment No. 2.  The Company and the Executive further agreed that the Company would pay the Employee’s legal fees and expenses in connection with these modifications and agreements.

The Company and the Executive entered into an amendment (the “Stock Option Agreement Amendment”)  to the Executive’s Stock Option Agreement dated as of September 10, 2003 (the “Stock Option Agreement”) to provide for a cashless exercise of the options granted under the Stock Option Agreement up to the earlier of (i) three years from the date of termination of the Executive’s employment by the Company without cause and (ii) the date an effective registration statement covering the sale and resale of the Company’s common stock underlying the options has been filed and become effective.  The Stock Option Agreement Amendment further provides that during such period, the Company shall repurchase the number of option shares issued upon the exercise of the option in an amount at the market price sufficient to cover the Company’s estimate of the Executive’s related federal and state income taxes due.

The Company and the Executive entered into an amendment (the “Stock Unit Agreement Amendment”) to the Executive’s Stock Unit Agreement dated as of August 7, 2007 (the “Stock Unit Agreement”) to provide that (i) the shares underlying the stock units shall be delivered to the Executive on January 5, 2009 and (ii) the Company shall repurchase at the market price such number of shares as required to meet the Company’s estimate of the Executive’s federal and state income taxes due with respect to the delivery of the stock units.

On March 4, 2008, following the termination of Executive’s employment, the Company and the Executive entered into a Separation of Employment and General Release Agreement in the form that was annexed to the Employment Agreement Amendment No. 2 (the “Release Agreement”).  The Release Agreement provides that in exchange for the Executive’s release of any and all claims against the Company, the Company shall  (i) pay the Executive $327,200, (ii) pay the Executive all salary and bonuses earned but not yet paid, (iii) pay the Executive for all accrued and unused paid time off days, (iv) continue providing health and welfare benefits for eighteen (18) months provided that such benefits shall be terminated in the event coverage is provided or otherwise available to the Executive by a subsequent employer, and (v) execute and deliver the Consulting Agreement annexed to the Employment Agreement Amendment No. 2, the terms of which are summarized below.

The Company and the Executive also entered into the Consulting Agreement which provides that in exchange for the Executive’s provision of consulting services to the Company for a period of nine (9) months, the Executive shall be paid (i) $6,292.31 per week and (ii) to the extent not previously paid under the Executive’s Employment Agreement, (a) the 2006 Filing Bonus within ten (10) days after the Company completes and files with the SEC a Form 10-K with respect to the Company’s fiscal year ended December 31, 2006 and (b) a bonus of $50,000 within ten (10) days after the Company completes and files with the SEC either a Form 10-K or a Form 8-K with respect to the Company’s fiscal year ended December 31, 2007, and in the event that the 2006 Filing Bonus has not been paid as of the time that the 2007 Filing Bonus is paid, then the 2006 Filing Bonus shall be paid at such time as well.

The Company is currently conducting a search to identify a new Chief Financial Officer.  Joseph Ciavarella, a financial consultant who has provided consulting services to the Company since February 2007, has been appointed to serve as acting Chief Financial Officer, effective March 4, 2008, and is expected to serve in this capacity on an interim basis until a new Chief Financial Officer is appointed.

Mr. Ciavarella, who is 52, has been an independent financial consultant since December 2006 and served as Vice President and Chief Financial Officer of Langer, Inc., a provider of custom orthotic devices, related orthopedic products and skin care products, from February 2004 to November 2006.  From August 2002 to February 2004, Mr. Ciavarella was the Chief Financial Officer of New York Medical, Inc., a medical practice management company, and from 1998 through July 2002, he was Senior Vice President - Finance of Aviation Capital Group, an independent aircraft leasing and finance company that became a subsidiary of Pacific Life Insurance Company.  It is anticipated the Mr. Ciavarella will be providing services to the Company on a full time basis.  Pursuant to his consulting agreement with the Company, Mr. Ciavarella is paid $150 per hour for his services.  Mr. Ciavarella was also recently awarded an additional payment of $100,000 for prior services.  Upon the filing of the Company’s Annual Report on Form 10-K for 2007 and the completion of certain other milestones, Mr. Ciavarella shall receive the payment of an additional amount to be determined.

The Employment Agreement, Employment Agreement Amendment No. 1, Employment Agreement Amendment No. 2, Stock Option Agreement, Stock Option Agreement Amendment, Stock Unit Agreement and Stock Unit Agreement Amendment are filed as Exhibits  10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report.  The Release Agreement and the Consulting Agreement are filed as Exhibits 10.8 and 10.9 to this Current Report. The descriptions herein of the material terms of these agreements and amendments are qualified in their entirety by reference to such exhibits.

Item 9.01.             Financial Statements and Exhibits

Exhibit No.	Exhibit Description

10.1

Employment Agreement, made on August 31, 2003, and effective as of the effective date of the Second Amended Plan of Reorganization of Metromedia Fiber Network, Inc., dated July 1, 2003, by and between AboveNet, Inc. and Michael A. Doris

10.2	Amendment No. 1 to Employment Agreement, effective as of December 30, 2005, by and between AboveNet, Inc. and Michael Doris

10.3	Amendment No. 2 to Employment Agreement, effective as of March 4, 2008, by and between AboveNet, Inc. and Michael Doris

10.4	Stock Option Agreement, effective as of September 10, 2003, by and between AboveNet, Inc. and Michael A. Doris

10.5	Amendment No. 1 to Stock Option Agreement, effective as of March 4, 2008, by and between AboveNet, Inc. and Michael Doris

10.6	Stock Unit Agreement, effective as of August 7, 2007, by and between AboveNet, Inc. and Michael Doris

10.7	Amendment No. 1 to Stock Unit Agreement, effective as of March 4, 2008, by and between AboveNet, Inc. and Michael Doris

10.8	Separation of Employment and General Release Agreement, dated as of March 4, 2008, by and between AboveNet Communications, Inc. and Michael Doris

10.9	Consulting Agreement, dated as of March 4, 2008, by and between AboveNet Communications, Inc. and Michael Doris

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 2008	ABOVENET, INC.

	By:	/s/ Robert Sokota
Robert Sokota
Senior Vice-President and General Counsel

Exhibit Index

Exhibit No.	Exhibit Description

10.1

Employment Agreement, made on August 31, 2003, and effective as of the effective date of the Second Amended Plan of Reorganization of Metromedia Fiber Network, Inc., dated July 1, 2003, by and between AboveNet, Inc. and Michael A. Doris

10.2	Amendment No. 1 to Employment Agreement, effective as of December 30, 2005, by and between AboveNet, Inc. and Michael Doris

10.3	Amendment No. 2 to Employment Agreement, effective as of March 4, 2008, by and between AboveNet, Inc. and Michael Doris

10.4	Stock Option Agreement, effective as of September 10, 2003, by and between AboveNet, Inc. and Michael A. Doris

10.5	Amendment No. 1 to Stock Option Agreement, effective as of March 4, 2008, by and between AboveNet, Inc. and Michael Doris

10.6	Stock Unit Agreement, effective as of August 7, 2007, by and between AboveNet, Inc. and Michael Doris

10.7	Amendment No. 1 to Stock Unit Agreement, effective as of March 4, 2008, by and between AboveNet, Inc. and Michael Doris

10.8	Separation of Employment and General Release Agreement, dated as of March 4, 2008, by and between AboveNet Communications, Inc. and Michael Doris

10.9	Consulting Agreement, dated as of March 4, 2008, by and between AboveNet Communications, Inc. and Michael Doris